Evergreen Growth Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Growth Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate.

LETTER TO SHAREHOLDERS continued

Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

PORTFOLIO MANAGEMENT

Theodore W. Price, CFA
Small Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/15/1985
	Class A	Class B	Class C	Class I
Class Inception Date	6/5/1995	10/18/1999	4/15/1985	11/19/1997

6-month return with sales charge	-3.27%	-2.87%	0.22%	N/A

6-month return w/o sales charge	2.63%	2.13%	2.24%	2.68%

Average annual return*

1 year with sales charge	-32.92%	-32.91%	-30.69%	N/A

1 year w/o sales charge	-28.82%	-29.38%	-29.30%	-28.64%

5 year	-5.29%	-5.11%	-5.06%	-3.92%

10 year	6.38%	6.38%	6.27%	6.82%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-End	CDSC	Front-End
			1.00%
			CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Growth Fund Class A shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).
The Russell 2000 Growth managed market index which does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of 2.63% for the six-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned 3.34%, while the median return of funds in Lipper's small cap growth classification was 0.35%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$477,257,561

Number of Holdings	140

Beta	1.31

R-squared	0.70

P/E Ratio	18.9x

What factors most influenced performance during the period?

Despite general uncertainty about the economy and heightened international tensions that culminated with the start of a war with Iraq in March, small company growth stocks showed modest, positive returns for the six months. Stocks that tended to perform relatively well during a challenging period included technology, healthcare, property and casualty insurance and energy companies.

Technology companies with the potential for rapid earnings increases, such as semiconductors, tended to outperform the market, despite their traditional high volatility.

In the healthcare sector, several biotechnology companies had sizeable moves relating to both good operating results and takeovers. At the same time, healthcare stocks in general attracted investors seeking consistent earnings during a period of slowing economic growth. Pharmaceutical companies and distributors performed particularly well. Hospital companies and other healthcare providers lost ground early in 2003 as investors became alarmed at the problems of firms such as HealthSouth and Tenet Healthcare. (Neither of these companies was owned by the fund.) Medical device companies also proved to be disappointing performers for the fund.

Several of our insurance holdings, an underweighted area, added to the fund's return, as did selected bank holdings. Overall, rising oil and natural gas prices helped the energy sector, which we tended to emphasize. Energy stocks in general gained during the first five months of the period before fading in March 2003. The higher costs of energy, combined with harsh winter weather in many parts of the country, translated into poor performance by many transportation companies in the final three months of the period.

In the face of persistently strong consumer spending, we overweighted specialty retailers and a number of home furnishing companies. Both added to performance during the final quarter of 2002, but proved to be detractors early in 2003 as consumer spending slackened and poor weather slowed home construction. We also emphasized radio broadcasters, which performed very well early, but fell in the first quarter of 2003 as investors began anticipating a drop in advertising revenues with the onset of war.

PORTFOLIO MANAGER INTERVIEW continued

How would you describe your overall investment strategy during the period?

We focused on pursuing our fundamental discipline, which involves searching for companies that generate strong internal returns and will be able to gain share in their markets. We think that the ability to grow market share is always important, but is particularly appropriate during a time when economic growth is uncertain.

When we find companies that meet these standards, we pay careful attention to stock valuation. We are willing to be patient and postpone an initial investment until the stock trades at an attractive price. Finally, we are disciplined to sell a position and take profits when a stock hits its price targets. In a volatile market, we remain focused on our discipline and doing the fundamental analysis necessary for our buy and sell decisions.

TOP 5 SECTORS
(as a percentage of 3/31/2003 net assets)

Information Technology	21.0%

Industrials	19.9%

Consumer Discretionary	16.9%

Health Care	13.5%

Financials	9.6%

What were some of the individual investments that either added to, or detracted from, performance?

The announced buyout of Precise Software in the final quarter of 2002 proved to be good news for the fund. We sold our position in Precise on the announcement, taking profits from the 25% increase in the stock's price precipitated by the announcement.

In the healthcare sector, several biotechnology companies performed exceptionally well. Atherogenics appreciated by 27% in the first quarter of 2003 after a successful secondary stock offering, while Imclone gained 55% in the same period on reports that its Erbitux drug was doing well in colon cancer tests. Additionally, Scios gained 35% in the first quarter of 2003 after Johnson & Johnson announced plans to acquire the smaller company. We sold Scios following the takeover announcement.

In the first quarter of 2003, our emphasis on furniture companies and other household stocks led to disappointing results. Fears over declining consumer spending and poor weather, which disrupted construction in the housing industry, led to declines of 15%-to-17% in stocks such as Ethan Allen, Furniture Brands and Mohawk Industries. We have retained most of these positions, however, because we believe the consumer will return to the home furnishing market when international tensions eventually subside.

TOP 10 HOLDINGS
(as a percentage of 3/31/2003 net assets)

Markel Corp.	1.8%

Doral Financial Corp.	1.7%

W Holding Company, Inc.	1.4%

Power Integrations, Inc.	1.3%

AMTI, Inc.	1.3%

Ultra Petroleum Corp.	1.2%

Biotech Holders Trust	1.2%

UTI Worldwide, Inc.	1.2%

EPIQ Systems, Inc.	1.2%

HCC Insurance Holdings, Inc.	1.2%

PORTFOLIO MANAGER INTERVIEW continued

What is your investment outlook?

While the first quarter of 2003 was heavily influenced by short-term momentum swings in the market, we intend to continue to follow our long-term discipline of investing in companies with positive outlooks and strong balance sheets. We believe that first quarter earnings results for many companies will be poor because of the combined effects of poor weather, high fuel costs, declining consumer confidence and worries over the impact of the war in Iraq. While we believe that economic progress may continue to be sluggish during the first half of this year, the prospects for increased momentum may improve in the second half.

We have positioned the fund's technology weighting consistent with the Russell 2000 Growth Index. Within the sector, we have de-emphasized both cellular handset manufacturers and computer companies because of our concerns about excessive inventories. Conversely, we have overweighted analog semiconductor manufacturers, as we expect corporations to upgrade their technology platforms in the coming months. In addition, semiconductor stocks should be helped by current low inventories.

Within the consumer discretionary sector, our overall weighting is above that of the Russell 2000 Growth. However, we have emphasized specialty retailers and home furniture and rug companies that should benefit as housing construction and renovation continues due to the extraordinary strength of the refinance market. We also have overweighted media and broadcasting industries as we believe recent declines in advertising revenues will be short-lived and that advertising spending should revive at the end of the war with Iraq.

We have reduced our defense-related stocks as we believe the war with Iraq will be over within a relatively short time and that defense spending will be held back by growing budget deficits.

In the healthcare sector, we are looking for opportunities among biotechnology companies, particularly those that have strong balance sheets that have products in advance stages of the drug testing process. We also are overweighted in the pharmaceutical and healthcare provider industries, which we think should do well in uncertain economic times.

Among the cyclical industries, we will be alert for opportunities among companies with very inexpensive stocks. In this light, we believe recent poor performance by trucking and air freight companies may be temporary and they could become increasingly attractive as the year progresses.

Finally, we believe that companies in the industrials sector present interesting opportunities, although they are likely to report disappointing results for the first quarter of 2003. These highly cyclical companies should do well as the economy starts to recover from its sluggish growth. As the year progresses, we expect to increase our focus on manufacturers.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[2]	1999	1998
CLASS A
Net asset value, beginning of period	$10.66	$12.35	$25.11	$15.99	$14.60	$19.94
Income from investment operations
Net investment loss	-0.06	-0.13	-0.23	-0.20	-0.12	-0.12
Net realized and unrealized gains or losses on securities	0.34	-1.56	-6.84	10.19	2.07	-4.03
Total from investment operations	0.28	-1.69	-7.07	9.99	1.95	-4.15
Distributions to shareholders from
Net realized gains	0	0	-5.69	-0.87	-0.56	-1.19
Net asset value, end of period	$10.94	$10.66	$12.35	$25.11	$15.99	$14.60
Total return[3]	2.63%	-13.68%	-33.68%	65.01%	13.90%	-22.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$50,342	$49,793	$64,885	$114,248	$92,229	$77,720
Ratios to average net assets
Expenses[4]	1.38%[5]	1.32%	1.34%	1.44%	1.30%	1.26%
Net investment loss	-1.04%[5]	-0.95%	-0.79%	-0.91%	-0.71%	-0.56%
Portfolio turnover rate	52%	89%	111%	137%	108%	88%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Effective October 18, 1999, shareholders of the Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[2]
CLASS B
Net asset value, beginning of period	$9.86	$11.50	$23.97	$14.88
Income from investment operations
Net investment loss	-0.09	-0.21	-0.20	-0.35
Net realized and unrealized gains or losses on securities	0.30	-1.43	-6.58	10.31
Total from investment operations	0.21	-1.64	-6.78	9.96
Distributions to shareholders from
Net realized gains	0	0	-5.69	-0.87
Net asset value, end of period	$10.07	$9.86	$11.50	$23.97
Total return[3]	2.13%	-14.26%	-34.19%	69.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$12,903	$12,073	$6,252	$6,155
Ratios to average net assets
Expenses[4]	2.13%[5]	2.08%	2.09%	2.14%[5]
Net investment loss	-1.78%[5]	-1.71%	-1.55%	-1.60%[5]
Portfolio turnover rate	52%	89%	111%	137%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from October 18, 1999 (commencement of class operations), to September 30, 2000.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[2]	1999	1998
CLASS C
Net asset value, beginning of period	$9.84	$11.49	$23.94	$15.39	$14.18	$19.53
Income from investment operations
Net investment loss	-0.09	-0.22	-0.19	-0.35	-0.25	-0.23
Net realized and unrealized gains or losses on securities	0.31	-1.43	-6.57	9.77	2.02	-3.93
Total from investment operations	0.22	-1.65	-6.76	9.42	1.77	-4.16
Distributions to shareholders from
Net realized gains	0	0	-5.69	-0.87	-0.56	-1.19
Net asset value, end of period	$10.06	$9.84	$11.49	$23.94	$15.39	$14.18
Total return[3]	2.24%	-14.36%	-34.13%	63.79%	13.01%	-22.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$181,176	$199,078	$263,292	$439,879	$334,484	$383,188
Ratios to average net assets
Expenses[4]	2.13%[5]	2.07%	2.09%	2.20%	2.05%	2.01%
Net investment loss	-1.79%[5]	-1.70%	-1.54%	-1.67%	-1.45%	-1.30%
Portfolio turnover rate	52%	89%	111%	137%	108%	88%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Effective October 18, 1999, shareholders of the Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,
		2002[1]	2001	2000[2]	1999	1998[3]
CLASS I4
Net asset value, beginning of period	$10.82	$12.50	$25.28	$16.05	$14.63	$18.12
Income from investment operations
Net investment loss	-0.04	-0.10	-0.15	-0.15	-0.07	-0.02
Net realized and unrealized gains or losses on securities	0.33	-1.58	-6.94	10.25	2.05	-3.28
Total from investment operations	0.29	-1.68	-7.09	10.10	1.98	-3.30
Distributions to shareholders from
Net realized gains	0	0	-5.69	-0.87	-0.56	-0.19
Net asset value, end of period	$11.11	$10.82	$12.50	$25.28	$16.05	$14.63
Total return	2.68%	-13.44%	-33.49%	65.47%	14.08%	-18.36%
Ratios and supplemental data
Net assets, end of period (thousands)	$232,837	$139,378	$116,217	$136,704	$35,427	$25,353
Ratios to average net assets
Expenses[5]	1.14%[6]	1.07%	1.09%	1.18%	1.05%	1.01%[6]
Net investment loss	-0.79%[6]	-0.70%	-0.55%	-0.65%	-0.47%	-0.04%[6]
Portfolio turnover rate	52%	89%	111%	137%	108%	88%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Effective October 18, 1999, shareholders of the Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund.

3.  For the period form November 19, 1997 (commencement of class operations), to September 30, 1998.

4.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 92.9%
CONSUMER DISCRETIONARY 16.9%
Automobiles 0.2%
Monaco Coach Corp. * (p)	91,150	$ 944,314
Hotels, Restaurants & Leisure 3.8%
Applebee's International, Inc. (p)	102,575	2,876,203
Extended Stay America, Inc. *	162,450	1,640,745
Outback Steakhouse, Inc.	74,100	2,621,658
Panera Bread Co., Class A * (p)	69,400	2,116,006
Penn National Gaming, Inc. *	168,000	2,982,000
Ruby Tuesday, Inc.	133,900	2,731,560
Shuffle Master, Inc. * (p)	151,150	3,045,824
18,013,996
Household Durables 1.6%
Ethan Allen Interiors, Inc. (p)	79,800	2,348,514
Furniture Brands International, Inc. *	119,700	2,341,332
Mohawk Industries, Inc. *	61,900	2,967,486
7,657,332
Leisure Equipment & Products 0.9%
SCP Pool Corp. * (p)	141,198	4,194,993
Media 4.4%
Cumulus Media, Inc., Class A *	233,700	3,402,672
Emmis Broadcasting Corp., Class A *	239,100	4,036,008
Insight Communications, Inc., Class A *	141,250	1,687,937
Mediacom Communications Corp., Class A * (p)	384,350	3,382,280
Radio One, Inc., Class D * (p)	288,650	3,821,726
Scholastic Corp. *	54,150	1,456,635
Spanish Broadcasting System, Inc., Class A *	535,250	3,286,435
21,073,693
Multi-line Retail 0.5%
Dollar Tree Stores, Inc. *	121,662	2,421,074
Specialty Retail 5.5%
Ann Taylor Stores Corp. *	82,750	1,698,858
Barnes & Noble, Inc. *	99,800	1,895,202
Cost Plus, Inc. * (p)	148,250	3,901,940
Guitar Center, Inc. * (p)	205,000	4,175,850
Hibbett Sporting Goods, Inc. *	104,850	2,593,045
Hot Topic, Inc. * (p)	142,550	3,322,840
Linens'n Things, Inc. *	112,300	2,281,936
Michaels Stores, Inc. *	84,050	2,102,090
Too, Inc. *	122,550	2,035,556
Williams-Sonoma, Inc. *	96,900	2,112,420
26,119,737
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 1.7%
Food & Drug Retailing 1.7%
Performance Food Group Co. * (p)	146,700	$ 4,497,822
United Natural Foods, Inc. * (p)	148,200	3,779,100
8,276,922
ENERGY 7.9%
Energy Equipment & Services 4.5%
Cal Dive International, Inc. *	130,850	2,356,609
Gulf Islands Fabrication, Inc. *	153,750	2,687,550
National Oilwell, Inc. *	134,050	3,001,379
Oceaneering International, Inc. *	111,250	2,430,813
Patterson UTI Energy, Inc. *	153,950	4,981,822
Superior Energy Services, Inc. *	324,950	2,778,322
Unit Corp. * (p)	159,550	3,237,269
21,473,764
Oil & Gas 3.4%
Chesapeake Energy Corp. (p)	231,450	1,819,197
Comstock Resources, Inc. *	436,750	4,411,175
Evergreen Resources *	94,050	4,261,406
Ultra Petroleum Corp. *	671,850	5,932,435
16,424,213
FINANCIALS 9.6%
Banks 3.4%
Alabama National BanCorp.	111,150	4,557,150
Boston Private Financial Holdings, Inc. (p)	105,100	1,572,296
Gold Banc Corp., Inc.	128,224	1,027,074
NetBank, Inc.	279,000	2,591,910
W Holding Company, Inc.	361,750	6,641,730
16,390,160
Diversified Financials 2.2%
Doral Financial Corp.	226,550	8,008,542
Investors Financial Services Corp. (p)	92,150	2,243,853
10,252,395
Insurance 4.0%
Brown & Brown, Inc.	99,650	3,120,042
HCC Insurance Holdings, Inc.	219,350	5,606,586
Hilb, Rogal & Hamilton Co.	53,650	1,676,026
Markel Corp. *	38,760	8,670,612
19,073,266
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 13.5%
Biotechnology 1.9%
ImClone Systems, Inc. * (p)	125,350	$ 2,078,303
Neurocrine Biosciences, Inc. * (p)	82,600	3,451,028
Telik, Inc. * (p)	136,900	1,839,936
Trimeris, Inc. * (p)	42,750	1,760,445
9,129,712
Health Care Equipment & Supplies 3.4%
American Medical Systems Holdings, Inc. *	119,550	1,727,498
Cyberonics, Inc. * (p)	253,550	5,423,434
Inamed Corp. *	57,200	2,046,044
Respironics, Inc. *	119,750	4,115,927
Wilson Greatbatch Technologies, Inc. *	106,150	2,971,139
16,284,042
Health Care Providers & Services 4.4%
Accredo Health, Inc. *	69,112	1,682,117
AdvancePCS *	57,000	1,615,380
Amsurg Corp. * (p)	47,000	1,184,400
Caremark Rx, Inc. *	82,750	1,501,913
Community Health Systems *	119,600	2,450,604
Henry Schein, Inc. *	36,950	1,666,445
LabOne, Inc. *	103,550	1,993,337
LifePoint Hospitals, Inc. * (p)	128,250	3,220,357
Priority Healthcare Corp., Class B * (p)	66,466	1,771,319
Rare Hospitality International, Inc. *	128,174	3,568,364
20,654,236
Pharmaceuticals 3.8%
AtheroGenics, Inc. * (p)	446,950	4,183,452
Biotech Holders Trust (p)	63,050	5,879,412
Martek Biosciences Corp. * (p)	136,800	3,901,536
Medicis Pharmaceutical Corp., Class A * (p)	74,150	4,121,999
18,086,399
INDUSTRIALS 19.9%
Aerospace & Defense 1.2%
Engineered Support Systems, Inc.	62,024	2,428,240
Esco Technologies, Inc. *	96,900	3,178,320
5,606,560
Air Freight & Couriers 1.2%
UTI Worldwide, Inc.	206,300	5,776,400
Airlines 0.6%
Atlantic Coast Airlines Holdings *	173,950	1,080,230
Skywest, Inc.	171,000	1,763,010
2,843,240
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 6.6%
Arbitron, Inc.	83,850	$ 2,658,045
Education Management Corp. *	73,400	2,919,118
Fair, Issac & Co., Inc. (p)	91,850	4,667,817
Global Payments, Inc.	165,250	5,043,430
Kelly Services, Inc., Class A	123,300	2,653,416
Management Network Group, Inc. *	993,900	1,361,643
MPS Group, Inc. *	487,500	2,544,750
NetSolve, Inc. *	681,000	4,549,080
Steiner Leisure, Ltd. * (p)	208,100	2,351,530
Stericycle, Inc. *	68,400	2,571,156
31,319,985
Electrical Equipment 1.5%
EPIQ Systems, Inc. * (p)	292,700	5,619,840
Power-One, Inc. *	401,600	1,767,040
7,386,880
Industrial Conglomerates 0.5%
Carlisle Companies, Inc.	54,600	2,210,754
Cuno, Inc. *	6,400	215,232
2,425,986
Machinery 4.3%
CLARCOR, Inc.	129,050	4,671,610
Idex Corp.	165,150	4,789,350
Kennametal, Inc.	71,600	2,014,108
Maverick Tube Corp. *	227,900	4,238,940
Oshkosh Truck Corp.	77,000	4,797,100
20,511,108
Road & Rail 3.1%
Covenant Transport, Inc., Class A * (p)	236,000	4,009,640
Heartland Express, Inc. *	202,746	3,888,668
Knight Transportation, Inc. *	167,300	3,294,137
P.A.M. Transportation Services, Inc. * (p)	164,093	3,590,355
14,782,800
Trading Companies & Distributors 0.9%
MSC Industrial Direct Co., Inc., Class A *	274,550	4,390,054
INFORMATION TECHNOLOGY 21.0%
Communications Equipment 0.7%
Foundry Networks, Inc. * (p)	318,850	2,563,554
Globespan Virata, Inc. *	159,800	719,100
3,282,654
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 1.5%
QLogic Corp. * (p)	54,250	$ 2,014,845
Western Digital Corp. * (p)	575,300	5,212,218
7,227,063
Electronic Equipment & Instruments 3.9%
Actuant Corp., Class A * (p)	126,100	4,432,415
Benchmark Electronics, Inc. * (p)	71,900	2,036,927
Parlex Corp. * (p)	468,000	3,388,320
Power Integrations, Inc. * (p)	307,650	6,377,584
Sipex Corp. *	665,800	2,496,750
18,731,996
Internet Software & Services 1.5%
Agile Software Corp. *	723,600	4,645,512
Matrixone, Inc. *	729,850	2,466,893
7,112,405
IT Consulting & Services 3.4%
Acxiom Corp. *	288,050	4,847,881
Alliance Data Systems Corp. *	296,300	5,037,100
Anteon International Corp. * (p)	151,400	3,398,930
CACI International, Inc., Class A *	51,350	1,713,036
Mantech International Corp., Class A *	79,150	1,172,924
16,169,871
Semiconductor Equipment & Products 6.2%
Asyst Technologies, Inc. *	248,500	1,346,870
ATMI, Inc. * (p)	327,450	6,306,687
Entegris, Inc. *	210,100	2,092,596
Exar Corp. *	319,050	4,055,125
Integrated Circuit System, Inc. *	161,700	3,508,890
LTX Corp. * (p)	674,700	3,373,500
Micrel, Inc. * (p)	549,950	5,070,539
Semtech Corp. *	263,150	3,986,723
29,740,930
Software 3.8%
Documentum, Inc. * (p)	267,250	3,506,320
Moldflow Corp. * (p)	608,600	4,016,760
NetIQ Corp. *	48,250	538,470
Netscreen Technologies Insurance * (p)	183,350	3,076,613
Renaissance Learning, Inc. * (p)	71,350	1,257,901
Vastera, Inc. * (p)	620,750	2,365,058
Verity, Inc. *	226,450	3,136,332
17,897,454
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS 1.1%
Chemicals 1.1%
Georgia Gulf Corp.	258,250	$ 5,198,573
TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.0%
Commonwealth Telephone Enterprises *	118,800	4,611,816
Wireless Telecommunications Services 0.3%
Nextel Partners, Inc., Class A *	325,000	1,638,000
Total Common Stocks		443,124,023
SHORT-TERM INVESTMENTS 31.0%
MUTUAL FUND SHARES 31.0%
Evergreen Institutional Money Market Fund (o)	32,814,709	32,814,709
Navigator Prime Portfolio (pp)	115,328,198	115,328,198
Total Short-Term Investments		148,142,907
Total Investments (cost $574,705,810) 123.9%		591,266,930
Other Assets and Liabilities (23.9%)		(114,009,369)
Net Assets 100.0%		$ 477,257,561

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 574,705,810
Net unrealized gains on securities	16,561,120

Market value of securities	591,266,930
Receivable for securities sold	4,339,920
Receivable for Fund shares sold	714,503
Receivable for securities lending income	6,576
Dividends receivable	116,821
Prepaid expenses and other assets	38,949

Total assets	596,483,699

Liabilities
Payable for securities purchased	3,033,654
Payable for Fund shares redeemed	835,276
Payable for securities on loan	115,328,198
Advisory fee payable	9,198
Distribution Plan expenses payable	5,792
Due to other related parties	1,314
Accrued expenses and other liabilities	12,706

Total liabilities	119,226,138

Net assets	$ 477,257,561

Net assets represented by
Paid-in capital	$ 601,616,978
Undistributed net investment loss	(2,843,629)
Accumulated net realized losses on securities	(138,076,908)
Net unrealized gains on securities	16,561,120

Total net assets	$ 477,257,561

Net assets consists of
Class A	$ 50,341,571
Class B	12,902,832
Class C	181,175,783
Class I	232,837,375

Total net assets	$ 477,257,561

Shares outstanding
Class A	4,602,108
Class B	1,281,617
Class C	18,017,517
Class I	20,959,333

Net asset value per share
Class A	$ 10.94
Class A -- Offering price (based on sales charge of 5.75%)	$ 11.61
Class B	$ 10.07
Class C	$ 10.06
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.16
Class I	$ 11.11

See Notes to Financial Statements
STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $8,340)	$ 662,091
Securities lending income	103,324

Total investment income	765,415

Expenses
Advisory fee	1,552,830
Distribution Plan expenses
Class A	64,470
Class B	66,537
Class C	967,391
Administrative services fee	221,833
Transfer agent fee	598,014
Trustees' fees and expenses	4,385
Printing and postage expenses	40,663
Custodian fee	50,621
Registration and filing fees	26,157
Professional fees	8,300
Other	7,007

Total expenses	3,608,208
Less: Expense reductions	(708)

Net expenses	3,607,500

Net investment loss	(2,842,085)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(50,513,068)
Net change in unrealized gains or losses on securities	61,914,508

Net realized and unrealized gains or losses on securities	11,401,440

Net increase in net assets resulting from operations	$ 8,559,355

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2003		Year Ended
	(unaudited)		September 30, 2002

Operations
Net investment loss		$ (2,842,085)		$ (6,536,930)
Net realized losses on securities		(50,513,068)		(39,316,236)
Net change in unrealized gains or losses on securities		61,914,508		(17,347,449)

Net increase (decrease) in net assets resulting from operations		8,559,355		(63,200,615)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,496,474	16,725,015	1,738,607	24,497,258
Class B	282,414	2,917,605	913,482	11,881,379
Class C	449,695	4,638,844	1,452,857	18,965,018
Class I	10,372,353	116,912,686	9,809,287	133,121,361

		141,194,150		188,465,016

Automatic conversion of Class B shares to Class A shares
Class A	20,731	226,340	28,855	406,199
Class B	(22,480)	(226,340)	(31,118)	(406,199)

		0		0

Payment for shares redeemed
Class A	(1,584,562)	(17,580,042)	(2,350,535)	(32,334,008)
Class B	(203,124)	(2,082,115)	(201,139)	(2,508,122)
Class C	(2,664,134)	(27,309,673)	(4,145,533)	(52,382,133)
Class I	(2,298,698)	(25,845,463)	(6,222,659)	(88,364,869)

		(72,817,293)		(175,589,132)

Net increase in net assets resulting from capital share transactions		68,376,857		12,875,884

Total increase (decrease) in net assets		76,936,212		(50,324,731)
Net assets
Beginning of period		400,321,349		450,646,080

End of period		$ 477,257,561		$ 400,321,349

Undistributed net investment loss		$ (2,843,629)		$ (1,544)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Growth Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.70% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.27% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $1,655 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $275,162,838 and $214,572,578, respectively, for the six months ended March 31, 2003.

The Fund loaned securities during the six months ended March 31, 2003 to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $108,209,689 and $115,328,198, respectively.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $574,705,810. The gross unrealized appreciation and depreciation on securities based on tax cost was $59,731,103 and $43,169,983, respectively, with a net unrealized appreciation of $16,561,120.

As of September 30, 2002, the Fund had $41,283,836 in capital loss carryovers for federal income tax purposes expiring in 2010.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. As of September 30, 2002, the Fund incurred and elected to defer post-October losses of $ 36,322,034.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $708 which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566379   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034